UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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JELD-WEN HOLDING, INC.

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You invested in JELD-WEN HOLDING, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

							Board
Voting Items							Recommends

1.	To elect eight Directors:

	Nominees:

	01)	Tracey I. Joubert	04)	David G. Nord	07)	Roderick C. Wendt
	02)	Cynthia Marshall	05)	Suzanne L. Stefany	08)	Steven E. Wynne
	03)	Gary S. Michel	06)	Bruce M. Taten

2.	To approve, by non-binding advisory vote, the compensation of our named executive officers.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2022.

4.	To approve an amendment to our Amended and Restated Certificate of Incorporation to remove the waiver of corporate opportunities that may be available to our former sponsor and is no longer applicable.

5.	To approve an amendment to our 2017 Omnibus Equity Plan to increase the number of shares available for issuance by 2,400,000 shares.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D72740-P67800